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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORT) NOVEMBER 15, 2001

               GLOBAL EXPRESS REAL ESTATE INVESTMENT FUND I, LLC.
             (Exact name of registrant as specified in its chapter)


             Nevada                                             88-0480840
------------------------------      ------------------     ---------------------
 (State or other jurisdiction          (Commission File      (IRS Employer
         of incorporation)                  Number)        Identification No.)


       8540 S. Eastern Ave Ste 200, Las Vegas, Nevada              89123
---------------------------------------------------------   --------------------
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:            (702) 794-4411
                                                           ---------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Information required by Item 304 (a)(1) of Regulation S-K

On November 15, 2001, Global Express, Inc. (the Company) determined to change the Company's independent accountants, and, accordingly, ended the engagement of James R. Bonzo, Certified Public Accountant, in that role and retained Chavez & Koch, CPA's, Ltd. as its independent accountants for the fiscal year ending December 31, 2001. The Audit Committee of the Board of Directors (the "Audit Committee") and the Board of Directors of the Company approved the decision to change independent accountants.

James R. Bonzo's report on each of the Company's financial statements for the years ended December 31, 1999 and 2000, did not contain an adverse opinion or a disclaimer of opinion, or any qualifications or modifications as to uncertainty, audit scope or accounting principle. During the two most recent fiscal years, and through November 15, 2001, there were no disagreements with James R. Bonzo, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to James R. Bonzo's satisfaction, would have caused him to refer to the subject matter of the disagreement(s) in it report;


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and there were no "reportable events" as defined in Item 304 (a)(1)(v) of the
Securities and Exchange Commission's Regulation S-K.

(b)      Information required by Item 304(a)(2) of Regulation S-K

Effective November 15, 2001, the Company has engaged Chavez & Koch,
CPA's, Ltd. as its independent accountants for the fiscal year ended December 31, 2001. During the most recent two fiscal years and during the portion of 2001 preceding the Board's decision, neither the Company nor anyone engaged on its behalf has consulted with Chavez & Koch, CPA's, Ltd. regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished James R. Bonzo, CPA with a copy of the disclosures under this Item 4 and has requested that James R. Bonzo provide it with a letter addressed to the SEC stating whether or not he agrees with the above statements. A copy of the letter from James R. Bonzo has been filed as an exhibit. ITEM 7. EXHIBITS 16. Letter from James R. Bonzo, CPA to the Securities and Exchange Commission.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Dated: November 15, 2001

                GLOBAL EXPRESS REAL ESTATE INVESTMENT FUND, LLC.

                         By: /s/ Connie Farris
                             -------------------------------
                             Connie Farris, President